Exhibit 10.10

AMENDMENT

TO THE

KCHS HOLDINGS, INC. 2006 EQUITY INCENTIVE PLAN

THIS AMENDMENT (“Amendment”) is made as of this 1st day of June, 2007, to the KCHS Holdings, Inc. 2006 Equity Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Section 12 of the Plan provides that the Board of Directors of KCHS Holdings, Inc. (the “Company”) in its sole discretion may amend the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and

WHEREAS, the Board of Directors of the Company (the “Board”) desires to amend the Plan in order to provide that the Company’s initial public offering shall constitute a “Company Transaction” as defined in the Plan; and

WHEREAS, the Board has determined that it is within its authority under the Plan to amend the Plan as set forth herein, that such amendment is desired and appropriate at this time and that, although stockholder approval of such amendment is not required, the effectiveness of such amendment shall be subject to stockholder approval; and

WHEREAS, the Board has determined that the terms of this amendment shall be effective with respect to each Participant (as defined in the Plan) to whom one or more options under the Plan have been previously granted; and

WHEREAS, the undersigned has been authorized by the Board to execute this Amendment on the Board’s behalf.

AMENDMENT

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	The definition of “Company Transaction” as contained in Appendix A to the Plan is hereby amended in its entirety to read as follows:

“Company Transaction” means, unless otherwise defined in the Award Agreement,

(a)	consummation of

(1)	a merger or consolidation of the Company with or into any other company or other entity that results in a transfer of change of ownership of more than 50% of the voting control of the Company,

(2)	a sale in one transaction or a series of transactions undertaken with a common purpose of all of the Company’s outstanding voting securities, or

(3)	a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company’s assets, or

(4)	an Initial Public Offering.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

2.	All references to “Sale of the Company” in any Award Agreement shall be deemed to be references to “Company Transaction” as defined in the Plan and amended by this Amendment.

3.	The definition of “Related Party Transaction” as contained in Appendix A to the Plan is hereby amended in its entirety to read as follows:

“Related Party Transaction” means (a) a merger or consolidation of the Company in which the holders of the outstanding voting securities of the Company immediately prior to the merger or consolidation hold at least a majority of the outstanding voting securities of the Successor Company immediately after the merger or consolidation; (b) a sale, lease, exchange or other transfer of all or substantially all of the Company’s assets to a majority-owned subsidiary company; or (c) a transaction undertaken for the principal purpose of restructuring the capital of the Company, including, but not limited to, reincorporating the Company in a different jurisdiction, converting the Company to a limited liability company or creating a holding company. Notwithstanding anything in this definition to the contrary, in no event shall the term “Related Party Transaction” include the Company’s initial public offering.

4.	The following definition is added to Appendix A to the Plan:

“Initial Public Offering” means the Company’s initial public offering of securities pursuant to a registration statement on a Form S-1 (or any other form equivalent thereto) whereby Common Stock is sold to the public by the Company in a public offering registered under the 1933 Act, resulting in aggregate gross proceeds to the Company of not less than $20,000,000.

5.	Any inconsistent provisions of the Plan shall be read consistent with this Amendment.

6.	Except as amended above, each and every other provision of the Plan, as effective immediately prior to this Amendment, shall remain in full force and effect without change or modification.

7.	The Effective Date of this Amendment shall be June 1, 2007.

IN WITNESS WHEREOF, the undersigned, being authorized by the Board to execute this Amendment in evidence of the adoption of this Amendment by the Board, has executed this Amendment as of the date first written above.

KCHS HOLDINGS, INC.

By:	/s/ Robert Cucuel
Robert Cucuel
Chief Executive Officer and President

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